(LOGO)
                                    BRAMWELL
                                     FUNDS


                               Semi-Annual Report
                               December 31, 2000

                                    (PHOTO)

                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND

                             The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                             WWW.BRAMWELLFUNDS.COM

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BRAMWELL
FUNDS


Dear Fellow Shareholders:

INVESTMENT RESULTS - QUARTER ENDED DECEMBER 31, 2000

Investment returns for the twelve months ended December 31, 2000 for the BRAMWELL GROWTH FUND and the BRAMWELL FOCUS FUND were (2.44)% and (4.44)%, respectively, compared to a loss of (9.10)% for the S&P 500R Stock Index. For the quarter ended December 31, 2000, the Growth Fund depreciated (9.39)% and the Focus Fund declined (10.23)% compared to a decline of (7.82)% for the S&P 500. Both Funds ended December 31, 2000 ahead of the S&P 500 since their respective launch dates (see tables on page 3 for details). The Growth Fund ended the quarter with a net asset value of $26.08 per share, adjusted for the payment of a $2.2202 per share favorably taxed, long-term capital gain dividend, and the Focus Fund ended the quarter with a net asset value of $11.32 per share adjusted for the payment of a $0.0944 per share short-term capital gain dividend. Both dividends were paid on November 9, 2000.

We are saddened by the death of one of our founding Directors, J. Sinclair Armstrong, who had a long and productive career that included serving as Chairman of the Securities and Exchange Commission and as Executive Vice President of U.S. Trust Company of New York. His wise counsel, historical perspective, vision and enthusiasm will be missed.

COMMENTARY

The economy decelerated sharply in the December quarter including spending for technology. This was reflected in the decline of (32.74)% in the Nasdaq Composite Index, which is skewed towards technology stocks. Over the year, the Nasdaq Composite declined (39.29)%. In our opinion, Y2K spending over the past few years borrowed from the future. Also, the uncertainty of the five-week election in the economically leveraged Christmas quarter delayed corporate budgeting for 2001 as well as consumer spending, especially for higher ticket merchandise. Sales were especially strong a year ago making this year's sales comparisons particularly challenging, and indeed, retail sales were flat in the December quarter versus the prior year.

During the quarter, investments in metals and healthcare services contributed positively to performance while communications and technology stocks were very weak. Energy stocks paused after being strong performers earlier in the year. Specific stocks that contributed to the Growth Fund's performance were: 3M, Walgreen, Colgate-Palmolive, DST Systems, Cardinal Health, Electronic Data Systems, Alcoa, OM Group, Emerson Electric and Nabors. Positive contributors to the Focus Fund's performance were: 3M, Electronic Data Systems, DST Systems, Emerson Electric and Univision Communications.

OUTLOOK

We anticipate that the economy will continue to decelerate in the first half of 2001 given higher energy prices and slowing employment growth but will pick up again in the second half. We look for 1.5-2.5% non-inflationary GDP growth for the overall year. The Federal Reserve has already cut interest rates by 50 basis points as we write and we expect the Fed to cut them by at least another 50 basis points. Lower interest rates are positive for economic growth, for example, stimulating mortgage refinancing, which in turn frees capital for uses other than interest payments. Lower interest rates would also favor rising price/earnings ratios for stocks and encourage a positive wealth effect. We also think that the prospects

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BRAMWELL
FUNDS

for tax cuts have improved given the change in administration in Washington, and this would be positive for the general economy and especially for entrepreneurial investment and capital formation. Specific to retirement funding, we think that the likelihood of increasing the maximum IRA contribution of $2,000, where it has been stuck for twenty years, while other government figures have been continually increasing for cost of living adjustments (COLA's), is enhanced.

In the second half of 2001, we expect new products and services, such as converged voice, data and video in wireless communications, Windows 2000 upgrades in computers, digital photography and broadband delivery to be gaining momentum. Also, year-to-year comparisons become much easier by the fourth calendar quarter. The market tends to anticipate some six months in advance, and we are redeploying cash into investments that we expect to be good performers over a 12-18 month horizon. Also, historically when interest rates fall below the prior year level, as they are doing now, the market tends to move to a positive mode.

We are positioning the portfolios to be in front of emerging trends. These include anticipating favorable demographics, increased capital spending for energy and power production, cost-savings and efficiencies from effective use of the Internet and productive research and development in medicine and technology.

Currently, we estimate that both the Growth and Focus Fund portfolios have earnings growth rates of some 21% in 2001 for which we are paying approximately the same 25 price/earnings multiple paid for the S&P 500 Index which we project has a 4% earnings growth rate for 2001 and a secular forward growth rate of 8%. The Funds' 2001 price/earnings ratio to growth is a favorable 1.2 times compared to a significantly higher multiple for the S&P 500 Index. We believe that these growth valuations represent positive revaluation opportunities as well as contain risk for our Funds.

FUND INVESTMENT

For both Funds, the minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Investors are encouraged to invest over time to smooth the effects of inherently volatile equity markets. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Net asset values for both Funds are available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The Nasdaq symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX. Further information may also be obtained from our Web site, WWW.BRAMWELLFUNDS.COM.

Sincerely,

/s/Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

January 22, 2001

The outlook and opinions expressed above represent the views of the investment adviser as of January 22, 2001 and are subject to change as market and economic events unfold.

Semi-Annual Report

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 BRAMWELL
 FUNDS

                              BRAMWELL GROWTH FUND
                               DECEMBER 31, 2000

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

                            MAJOR INDUSTRY HOLDINGS
-------------------------------------------------------------

Retailing                                               13.5%
Financial Services                                      12.3
Energy                                                  11.3
Information Processing Services                         11.1
Industrial Products                                      9.9
Healthcare Products                                      6.8
Healthcare Services                                      2.8
Employee Staffing                                        2.7
Chemicals/Metals                                         2.0
Information Processing Equipment                         2.0
                                                       -----
                                                        74.4%


                            MAJOR EQUITY HOLDINGS
-------------------------------------------------------------

Walgreen                                                 4.3%
General Electric                                         3.5
Computer Sciences                                        3.2
Cardinal Health                                          2.8
Home Depot                                               2.7
DST Systems                                              2.7
Kohl's                                                   2.7
Automatic Data Processing                                2.5
Tiffany                                                  2.3
3M                                                       2.2
                                                       -----
                                                        28.9%

                         COMPARATIVE INVESTMENT RETURNS
                                   (12/31/00)

                  Dec            One      Three      Five      Since
                   Q             Year     Years     Years  Inception<F1>
-------------------------------------------------------------------------

GROWTH          (9.39)%        (2.44)%    18.14%    19.98%     20.91%
FUND

S&P 500/R       (7.82)         (9.10)     12.26     18.33      20.11
Stock Index

<F1>From August 1, 1994.

The annual expense ratio of the Growth Fund is contractually capped by the adviser at 1.75% of net assets through June 30, 2002, which favorably affected performance through June 30, 1997.


                              BRAMWELL FOCUS FUND
                               DECEMBER 31, 2000

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

                            MAJOR INDUSTRY HOLDINGS
-------------------------------------------------------------

Energy                                                  21.9%
Industrial Products                                     16.1
Information Processing Services                         15.7
                                                       -----
                                                        53.7%

                             MAJOR EQUITY HOLDINGS
-------------------------------------------------------------

DST Systems                                              6.7%
Bank of New York                                         5.9
3M                                                       5.1
Transocean Sedco Forex                                   4.6
Santa Fe International                                   4.6
                                                       -----
                                                       26.9%

                         COMPARATIVE INVESTMENT RETURNS
                                   (12/31/00)

                       Dec Q        One Year  Since Inception<F2>
-----------------------------------------------------------------

FOCUS FUND            (10.23)%        (4.44)%        11.96%

S&P 500/R              (7.82)         (9.10)         (1.54)
Stock Index

<F2>From October 31, 1999.

The annual expense ratio of the Focus Fund is contractually capped by the adviser at 1.75% of net assts through June 30, 2002, which favorably affected performance to date.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

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                              BRAMWELL GROWTH FUND

            PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

                                                                MARKET
                                            SHARES               VALUE
                                            ------              ------
COMMON STOCKS - 82.00%

CHEMICALS/METALS - 2.03%
Alcoa, Inc.                                 70,000        $  2,345,000
OM Group, Inc.                              50,000           2,731,250
                                                            ----------
                                                             5,076,250
                                                            ----------

COMMUNICATIONS - 1.10%
Cisco Systems, Inc.<F1>                     40,000           1,530,000
Nortel Networks Corp.                       30,000             961,875
UTStarcom, Inc.<F1>                         17,000             263,500
                                                            ----------
                                                             2,755,375
                                                            ----------

CONSUMER PRODUCTS - 1.29%
Colgate-Palmolive Co.                       50,000           3,227,500
                                                            ----------

ELECTRONICS - 1.79%
Analog Devices, Inc.<F1>                    50,000           2,559,375
LSI Logic Corp.<F1>                         15,000             256,350
Texas Instruments, Inc.                     35,000           1,658,125
                                                            ----------
                                                             4,473,850
                                                            ----------

EMPLOYEE STAFFING - 2.72%
On Assignment, Inc.<F1>                    155,000           4,417,500
Robert Half International, Inc.<F1>         90,000           2,385,000
                                                            ----------
                                                             6,802,500
                                                            ----------

ENERGY - 11.25%
Calpine Corp.<F1>                           90,000           4,055,625
Diamond Offshore Drilling, Inc.             55,000           2,200,000
El Paso Energy Corp.                        40,000           2,865,000
Enron Corp.                                 43,000           3,574,375
Nabors Industries, Inc.<F1>                 75,000           4,436,250
National-Oilwell, Inc.<F1>                  10,000             386,875
Petroleo Brasileiro S.A.<F1>               115,000           2,903,750
Royal Dutch Petroleum Co.                   10,000             605,625
Santa Fe International Corp.               100,000           3,206,250
Transocean Sedco Forex, Inc.                85,659           3,940,314
                                                            ----------
                                                            28,174,064
                                                            ----------



                                                                MARKET
                                            SHARES               VALUE
                                            ------              ------
ENTERTAINMENT &
   LEISURE TIME - 1.58%
Grupo Televisa S.A.                         30,000        $  1,348,125
Univision Communications, Inc.<F1>          20,000             818,750
Viacom, Inc., Class B<F1>                   38,400           1,795,200
                                                            ----------
                                                             3,962,075
                                                            ----------

FINANCIAL SERVICES - 12.30%
American Express Co.                        55,000           3,021,563
Bank of New York Co., Inc.                  90,000           4,966,875
BlackRock, Inc.<F1>                         30,000           1,260,000
Charles Schwab Corp.                       105,000           2,979,375
Citigroup, Inc.                             93,333           4,765,816
LendingTree, Inc.<F1>                       20,000              41,250
Mellon Financial Corp.                      70,000           3,443,125
Northern Trust Co.                          60,000           4,893,750
State Street Corp.                          20,000           2,484,200
Stilwell Financial, Inc.                    75,000           2,957,812
                                                            ----------
                                                            30,813,766
                                                            ----------

HEALTHCARE PRODUCTS - 6.75%
Amgen, Inc.<F1>                             55,000           3,516,562
Genentech, Inc.<F1>                         46,000           3,749,000
Human Genome Sciences, Inc.<F1>              6,000             415,875
Johnson & Johnson                           20,000           2,101,250
Medtronic, Inc.                             34,000           2,052,750
Pfizer, Inc.                               110,000           5,060,000
                                                            ----------
                                                            16,895,437
                                                            ----------

HEALTHCARE SERVICES - 2.80%
Cardinal Health, Inc.
                                            70,500           7,023,563
                                                            ----------
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FUNDS

      PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED) (continued)


                                                                MARKET
                                            SHARES               VALUE
                                            ------              ------
INDUSTRIAL PRODUCTS - 9.86%
Emerson Electric Co.                        55,800        $  4,397,738
General Electric Co.                       180,000           8,628,750
Illinois Tool Works, Inc.                   35,000           2,084,687
Minnesota Mining and
   Manufacturing Co.                        45,600           5,494,800
Molex, Inc., Class A                       160,481           4,082,235
                                                            ----------
                                                            24,688,210
                                                            ----------
INFORMATION PROCESSING
   EQUIPMENT - 1.97%
EMC Corp.<F1>                               55,000           3,657,500
International Business
   Machines Corp.                           15,000           1,275,000
                                                            ----------
                                                             4,932,500
                                                            ----------
INFORMATION PROCESSING
   SERVICES - 11.05%
AGENCY.COM, Inc.<F1>                        35,000             135,625
Automatic Data Processing, Inc.            100,000           6,331,250
Computer Sciences Corp.<F1>                135,058           8,120,362
DST Systems, Inc.<F1>                      101,000           6,767,000
Electronic Data Systems Corp.               50,000           2,887,500
Paychex, Inc.                               70,250           3,415,906
                                                            ----------
                                                            27,657,643
                                                            ----------
INFORMATION PROCESSING
   SOFTWARE - 1.49%
Ariba, Inc.<F1>                             25,000           1,343,750
Microsoft Corp.<F1>                         55,000           2,392,500
                                                             ---------
                                                             3,736,250
                                                             ---------
RESTAURANTS - 0.42%
Cheesecake Factory, Inc.<F1>                20,500             786,688
Outback Steakhouse, Inc.<F1>                10,000             258,750
                                                             ---------
                                                             1,045,438
                                                             ---------


                                                                MARKET
                                            SHARES               VALUE
                                            ------              ------
RETAILING - 13.46%
Costco Wholesale Corp.<F1>                  15,000      $      599,063
Home Depot, Inc.                           150,000           6,853,125
Kohl's Corp.<F1>                           110,000           6,710,000
Tiffany & Co.                              182,200           5,762,075
Wal-Mart Stores, Inc.                       55,000           2,921,875
Walgreen Co.                               260,000          10,871,250
                                                            ----------
                                                            33,717,388
                                                            ----------

TRANSPORTATION - 0.14%
Kansas City Southern
   Industries, Inc.                         33,700             341,213
                                                           -----------

TOTAL COMMON STOCKS
(Cost $112,552,699)                                        205,323,022
                                                           -----------


                                         PRINCIPAL
                                           AMOUNT
                                         ---------
SHORT-TERM
  INVESTMENTS - 19.71%

VARIABLE RATE
   DEMAND NOTES - 7.89%
Firstar Corp.                           $9,075,000           9,075,000
Sara Lee Corp.                           6,431,000           6,431,000
Wisconsin Electric Power Co.             4,255,000           4,255,000
                                                            ----------
                                                            19,761,000
                                                            ----------

COMMERCIAL PAPER - 11.82%
American Express Credit Corp.,
   5.90%, Due 1/2/2001                   8,500,000           8,500,000
GE Capital Credit Corp.,
   5.90%, Due 1/2/2001                  12,000,000          12,000,000
Morgan Stanley Dean
   Witter & Co., 6.607%,
   Due 1/3/2001                          9,100,000           9,096,663
                                                            ----------
                                                            29,596,663
                                                            ----------

Semi-Annual Report

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      PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED) (continued)

                                                  MARKET
                                                   VALUE
                                                  ------
TOTAL SHORT-TERM INVESTMENTS
(Cost $49,357,663)                             $  49,357,663
                                               -------------

TOTAL INVESTMENTS - 101.71%
(Cost $161,910,362)                              254,680,685

LIABILITIES LESS OTHER ASSETS - (1.71)%          (4,278,328)
                                               -------------

NET ASSETS - 100.00%
(9,601,600 shares outstanding)                  $250,402,357
                                                ============


NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                            $26.08
                                                      ======


<F1>Non-income producing security
See notes to financial statements.

Semi-Annual Report

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FUNDS


                              BRAMWELL FOCUS FUND

            PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000 (UNAUDITED)

                                                                MARKET
                                            SHARES               VALUE
                                            ------              ------
COMMON STOCKS - 89.66%
ELECTRONICS - 5.91%
Analog Devices, Inc.<F1>                     3,500         $   179,156
Texas Instruments, Inc.                      5,000             236,875
                                                           -----------
                                                               416,031
                                                           -----------

ENERGY - 21.93%
Calpine Corp.<F1>                            7,000             315,438
El Paso Energy Corp.                         2,000             143,250
Enron Corp.                                  2,000             166,250
Petroleo Brasileiro S.A.<F1>                11,000             277,750
Santa Fe International Corp.                10,000             320,625
Transocean Sedco Forex, Inc.                 7,000             322,000
                                                            ----------
                                                             1,545,313
                                                            ----------

ENTERTAINMENT &
   LEISURE TIME - 2.32%
Univision Communications, Inc.<F1>           4,000             163,750
                                                            ----------
FINANCIAL SERVICES - 14.67%
American Express Co.                         4,500             247,219
Bank of New York Co., Inc.                   7,500             413,906
BlackRock, Inc.<F1>                          4,000             168,000
Citigroup, Inc.                              4,000             204,250
                                                            ----------
                                                             1,033,375
                                                            ----------

HEALTHCARE PRODUCTS - 10.36%
Amgen, Inc.<F1>                              4,000             255,750
Genentech, Inc.<F1>                          3,000             244,500
Pfizer, Inc.                                 5,000             230,000
                                                             ---------
                                                               730,250
                                                             ---------

INDUSTRIAL PRODUCTS - 16.11%
Emerson Electric Co.                         3,000             236,438
General Electric Co.                         5,500             263,656
Minnesota Mining and
   Manufacturing Co.                         3,000             361,500
Molex, Inc., Class A                        10,750             273,453
                                                             ---------
                                                             1,135,047
                                                             ---------


                                                                MARKET
                                            SHARES               VALUE
                                            ------              ------
INFORMATION PROCESSING
   SERVICES - 15.69%
Automatic Data Processing, Inc.              2,600         $   164,612
Computer Sciences Corp.<F1>                  4,000             240,500
DST Systems, Inc.<F1>                        7,000             469,000
Electronic Data Systems Corp.                4,000             231,000
                                                             ---------
                                                             1,105,112
                                                             ---------

INFORMATION PROCESSING
   SOFTWARE - 2.67%
Ariba, Inc.<F1>                              3,500             188,125
                                                             ---------

TOTAL COMMON STOCKS
(Cost $6,175,806)                                            6,317,003
                                                             ---------


                                         PRINCIPAL
                                           AMOUNT
                                         ---------

VARIABLE RATE
   DEMAND NOTES - 14.29%
Firstar Corp.                             $314,000             314,000
Sara Lee Corp.                             321,000             321,000
Wisconsin Corporate Central
   Credit Union                             54,000              54,000
Wisconsin Electric Power Co.               318,000             318,000
                                                            ----------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $1,007,000)                                            1,007,000
                                                            ----------

TOTAL INVESTMENTS - 103.95%
(Cost $7,182,806)                                            7,324,003

LIABILITIES LESS OTHER ASSETS - (3.95)%                      (278,250)
                                                            ----------

NET ASSETS - 100.00%
(622,629 shares outstanding)                                $7,045,753
                                                            ==========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                      $11.32
                                                                ======
<F1>Non-income producing security
See notes to financial statements.
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FUNDS


                              BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                         December 31, 2000 (Unaudited)

                                       GROWTH FUND          FOCUS FUND
                                       -----------          ----------
ASSETS:
Investments at value
   (cost $161,910,362
   and $7,182,806, respectively)      $254,680,685          $7,324,003
Receivable for securities sold             285,928                   -
Dividends and interest receivable          192,523               8,051
Prepaid and other assets                    57,862              21,109
Cash                                         1,337                 872
                                       -----------          ----------
Total Assets                           255,218,335           7,354,035
                                       -----------          ----------

LIABILITIES:
Payable for securities purchased         4,413,166             271,476
Accrued investment advisory fees           213,073               6,132
Accrued expenses                           136,471              29,141
Accrued distribution fees                   53,268               1,533
                                      ------------          ----------
Total Liabilities                        4,815,978             308,282
                                      ------------          ----------

NET ASSETS                            $250,402,357          $7,045,753
                                      ============          ==========


NET ASSETS CONSIST OF:
Capital stock                         $143,331,595          $7,170,221
Undistributed net realized gain
    (loss) on investments               14,300,439           (265,665)
Net unrealized appreciation
    on investments                      92,770,323             141,197
                                      ------------          ----------
NET ASSETS                            $250,402,357          $7,045,753
                                      ============          ==========

CAPITAL STOCK, $.0001 par value
Authorized                             200,000,000         200,000,000
Issued and outstanding                   9,601,600             622,629

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                $26.08              $11.32
                                            ======              ======
See notes to financial statements.

Semi-Annual Report

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FUNDS


                              BRAMWELL FUNDS, INC.

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                                  FOR THE SIX
                                  MONTHS ENDED
                               DECEMBER 31, 2000

                                     GROWTH FUND            FOCUS FUND
                                    --------------        -------------
INVESTMENT INCOME:
Dividends                            $     520,882          $   15,359
Interest                                   909,777              24,756
                                     -------------          ----------
Total Investment Income                  1,430,659              40,115
                                     -------------          ----------

EXPENSES:
Investment advisory fees                 1,381,057              35,573
Distribution fees                          345,264               8,893
Fund administration and accounting fees    123,358              30,247
Shareholder servicing fees                 105,086               7,201
Reports to shareholders                     37,792                 839
Custody fees                                34,588               3,633
Professional fees                           32,584              10,883
State registration fees                     18,816               7,851
Directors' fees                             16,265              14,982
Miscellaneous                               16,036               1,401
                                     -------------          ----------

Total expenses before waiver             2,110,846             121,503
Waiver of expenses                               -            (59,251)
                                     -------------          ----------

Net Expenses                             2,110,846              62,252
                                     -------------          ----------
NET INVESTMENT INCOME (LOSS)             (680,187)            (22,137)
                                     -------------          ----------


REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gain (loss)
   on investments                       21,629,451           (265,357)
Net realized gain on options written        94,397                   _
Change in net unrealized
   appreciation on investments        (41,370,899)           (245,106)
                                     -------------          ----------
Net Loss on Investments               (19,647,051)           (510,463)
                                     -------------          ----------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $(20,327,238)          $(532,600)
                                     =============         ===========

See notes to financial statements.
                                                              Semi-Annual Report

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BRAMWELL
FUNDS

                              BRAMWELL GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                       SIX MONTHS
                                         ENDED             FISCAL YEAR
                                   DECEMBER 31, 2000          ENDED
                                      (UNAUDITED)         JUNE 30, 2000
                                   -----------------      --------------

OPERATIONS:
Net investment income (loss)       $     (680,187)    $    (2,430,053)
Net realized gain on investments        21,629,451          31,459,974
Net realized gain on options written        94,397                   -
Change in net unrealized
 appreciation on investments          (41,370,899)          22,754,061
                                      ------------        ------------
Net increase (decrease) in net
 assets resulting from operations     (20,327,238)          51,783,982
                                      ------------        ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares           195,391,279         367,434,920
Proceeds from reinvestment
   of dividends                         18,895,505          10,883,457
Redemption of shares                 (199,676,903)       (411,202,729)
                                      ------------        ------------
Net increase (decrease) from
   share transactions                   14,609,881        (32,884,352)
                                      ------------        ------------

DIVIDENDS PAID FROM:
Net realized gains                    (19,856,236)        (11,649,539)
                                      ------------        ------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS                         (25,573,593)           7,250,091

NET ASSETS:
Beginning of period                    275,975,950         268,725,859
                                      ------------        ------------
END OF PERIOD                         $250,402,357        $275,975,950
                                      ============        ============

TRANSACTIONS IN SHARES:
Shares sold                              6,552,630          13,146,171
Dividends reinvested                       696,737             424,803
Shares redeemed                        (6,700,881)        (14,826,789)
                                      ------------        ------------
Net increase (decrease)                    548,486         (1,255,815)
                                      ============        ============

See notes to financial statements.

Semi-Annual Report

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BRAMWELL
FUNDS


                              BRAMWELL FOCUS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                        SIX MONTHS
                                           ENDED              PERIOD
                                     DECEMBER 31, 2000         ENDED
                                        (UNAUDITED)      JUNE 30, 2000<F1>
                                     ----------------    -----------------
OPERATIONS:
Net investment income (loss)          $   (22,137)       $    (19,550)
Net realized gain (loss)
   on investments                        (265,357)              76,357
Change in net unrealized appreciation
   on investments                        (245,106)             386,303
                                        ----------         -----------
Net increase (decrease) in net assets
   resulting from operations             (532,600)             443,110
                                        ----------         -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares             1,986,369           6,696,701
Proceeds from reinvestment of dividends     54,391                   _
Redemption of shares                     (856,944)           (688,159)
                                        ----------         -----------
Net increase from share transactions     1,183,816           6,008,542
                                        ----------         -----------

DIVIDENDS PAID FROM:
Net realized gains                        (57,115)                   -
                                        ----------         -----------

TOTAL INCREASE IN NET ASSETS               594,101           6,451,652

NET ASSETS:
Beginning of period                      6,451,652                   -
                                        ----------         -----------
END OF PERIOD                           $7,045,753          $6,451,652
                                        ==========          ==========


TRANSACTIONS IN SHARES:
Shares sold                                164,564             585,291
Dividends reinvested                         4,574                   -
Shares redeemed                           (72,869)            (58,931)
                                        ----------         -----------

Net increase                                96,269             526,360
                                        ==========          ==========


<F1> From October 31, 1999.
See notes to financial statements.

                                                              Semi-Annual Report

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BRAMWELL
FUNDS


                                                                                  BRAMWELL FUNDS, INC.

                                                                                  FINANCIAL HIGHLIGHTS

                                                        GROWTH FUND                    GROWTH FUND                      FOCUS FUND
                                                ----------------------------------------------------------------------------------
                                                     SIX                                                            SIX
                                                    MONTHS      FISCAL     FISCAL    FISCAL    FISCAL    FISCAL   MONTHS    PERIOD
                                                     ENDED       YEAR       YEAR      YEAR      YEAR      YEAR     ENDED     ENDED
                                                 DECEMBER 31,    ENDED     ENDED     ENDED      ENDED    ENDED DECEMBER 31,JUNE 30,
                                                     2000      JUNE 30,   JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,   2000      2000
SELECTED PER SHARE DATA<F2>                       (UNAUDITED)    2000       1999      1998      1997      1996  (UNAUDITED)  <F1>

NET ASSET VALUE, BEGINNING OF PERIOD                $  30.48  $  26.07  $  23.05  $  17.53  $  14.60  $  12.30  $  12.26    $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (0.07)    (0.27)    (0.18)    (0.13)    (0.15)    (0.08)    (0.04)    (0.04)
Net realized and unrealized gains (losses)
   on securities                                      (2.11)      5.91      4.45      6.82      3.35      2.42    (0.81)      2.30
                                                    --------  --------  --------  --------  --------  --------  --------    ------


TOTAL FROM INVESTMENT OPERATIONS                      (2.18)      5.64      4.27      6.69      3.20      2.34    (0.85)      2.26

LESS DISTRIBUTIONS:
Distributions from capital gains                      (2.22)    (1.23)    (1.25)    (1.17)    (0.27)    (0.04)    (0.09)         _
                                                    --------  --------  --------  --------  --------  --------  --------    ------

NET ASSET VALUE, END OF PERIOD                      $  26.08  $  30.48  $  26.07  $  23.05  $  17.53  $  14.60    $11.32    $12.26
                                                    ========  ========  ========  ========  ========  ========    ======    ======

TOTAL RETURN<F3>                                      (7.4)%     22.5%     19.4%     39.5%     22.2%     19.0%    (6.9)%     22.6%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                    $250,402  $275,976  $268,726  $205,922  $125,924  $141,455    $7,046    $6,452
Ratio of expenses to average net assets<F4><F5>        1.53%     1.54%     1.58%     1.66%     1.75%     1.75%     1.75%     1.75%
Ratio of net investment income (loss)
   to average net assets<F4><F5>                     (0.49)%   (0.93)%   (0.79)%   (0.75)%   (0.85)%   (0.66)%   (0.62)%   (0.69)%

Portfolio turnover rate<F3>                              19%       25%       38%       49%       82%      118%       55%       66%


<F1> From October 31, 1999.

<F2> Information presented relates to a share of capital stock outstanding for the entire period.

<F3> Not annualized for periods less than a full year.

<F4> Net of reimbursements and waivers.  For the Growth Fund, absent reimbursements and waivers of expenses by the adviser, except for the six months ended December 31, 2000, and years ended June 30, 2000, 1999, and 1998 where there were no reimbursements or waivers, the ratios of expenses and net investment income (loss) to average net assets for the years ended June 30, 1997 and 1996, would have been 1.77% and (0.87)%; and 1.79% and
     (0.70)%, respectively. For the Focus Fund, absent reimbursements and waivers of expenses by the adviser, the ratio of expenses and net investment income (loss) to average net assets for the six months ended December 31, 2000, and the period ended June 30, 2000, would have been 3.42% and (2.29)%; and 5.46% and (4.40)%, respectively.

<F5> Annualized for periods less than a full year.

See notes to financial statements.

Semi-Annual Report


(LOGO)
BRAMWELL
FUNDS


                            THE BRAMWELL FUNDS, INC.

                      NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 2000 (UNAUDITED)

1. ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio,was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation

A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Semi-Annual Report

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BRAMWELL
FUNDS

b) Option Contracts

The Funds may write covered put or call options. Premiums received by a Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

Transactions in covered call options written for the six months ended December 31, 2000 for the Growth Fund were as follows:

                                    Number of        Premium
                                    Contracts         Amount
-------------------------------------------------------------

Options outstanding
  at June 30, 2000                        200        $94,397
Options written                             -              -
Options expired                         (200)       (94,397)
                                   ----------      ---------

Options outstanding
  at December 31, 2000                      -      $       -
                                          ===      =========

c) Expenses

The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

d) Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

e) Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from generally accepted accounting principles.

f) Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                                                              Semi-Annual Report

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BRAMWELL
FUNDS

 3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the six months ended December 31, 2000 were as follows:

                             Growth Fund          Focus Fund
------------------------------------------------------------
Purchases                    $46,326,060          $4,666,258
Sales                         73,217,229           3,459,066

There were no purchases or sales of long-term U.S. government securities. At December 31, 2000, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $161,910,362 and $7,182,806 for the Growth Fund and Focus Fund, respectively, were as follows:

                             Growth Fund          Focus Fund
------------------------------------------------------------
Appreciation                 $98,048,621            $642,000
Depreciation                 (5,692,240)           (500,803)
                             -----------           ---------

Net
appreciation on
investments                  $92,356,381            $141,197
                             ===========           =========

4. INVESTMENT ADVISORY
   AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets until June 30, 2002. After such date, the expense limitation may be terminated or revised at any time. For the six months ended December 31, 2000, the Adviser reimbursed the Focus Fund $59,251. The expense ratio for the Growth Fund for the six months ended December 31, 2000 was 1.53%.

5. DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

Semi-Annual Report

                                     (LOGO)
                                    BRAMWELL
                                     FUNDS

                   745 Fifth Avenue, New York, New York 10151
                         1-800-BRAMCAP (1-800-272-6227)
                             WWW.BRAMWELLFUNDS.COM

   BOARD OF DIRECTORS


ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
   and Financial Officer
The Bramwell Funds, Inc.

CHARLES L. BOOTH, JR.
Former Executive Vice
   President and Chief Investment
   Officer
The Bank of New York, Inc.

GEORGE F. KEANE
President Emeritus
Commonfund

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb,
   Feiler & Katz
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board

                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                             and Financial Officer

                                MARY F. MCCOLLUM
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                    COUNSEL
                                    Dechert

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                   CUSTODIAN
                                Firstar Bank, NA

                                 TRANSFER AGENT
                                  AND DIVIDEND
                                DISBURSING AGENT
                       Firstar Mutual Fund Services, LLC

This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
                                                                     BR-410-1200